                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A2

                                 CURRENT REPORT


                   AMENDMENT No. 2 TO APPLICATION OR REPORT
                    FILED PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) December 12, 1996

                                  AMBI Inc.
            (Exact Name of Registrant as Specified in its Charter)

       New York                         1-12106                   11-2653613
(State or other jurisdiction of  (Commission File Number)       (I.R.S.Employer
incorporation or organization)                            Identification Number)


771 Old Saw Mill River Road, Tarrytown, New York                10591
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number including Area Code:   (914) 347-5767

Item 7. Financial Statements and Exhibits

This amendment to AMBI Inc.'s current report on Form 8-K filed December 27, 1996 is being filed to amend the following pro forma financial information as indicated hereafter.


         (b)      Pro Forma Financial Information

                  Number   Description

                  P-2 Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996

                  P-4      Pro Forma Consolidated Statement
                           of Operations for the Three Months Ended
                           September 30, 1996

                  P-5 Pro Forma Condensed Consolidated Statement of Operations for the Year Ended June 30, 1996

                  P-6      Notes to Pro Forma Financial Information

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          AMBI Inc.


Date:  December 19, 1997                  By:   /s/ Fredric D. Price
                                               ----------------------
                                                    Fredric D. Price
                                          President and Chief Executive Officer

                                  AMBI INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                            (Dollars in thousands)
                                 (Unaudited)

                                                                   Aplin &       Pro Forma
                                                     Reported      Barrett      Adjustments      Pro Forma
                                                     --------     ---------     ------------     ---------
ASSETS

Current Assets

Cash and cash equivalents                             $ 4,606        (1,133)           8,546 (A)       12,019

Trade accounts receivable less allowance
    for doubtful accounts of $81,000                    5,098        (3,491)                            1,607

Due to AMBI                                                --         1,760           (1,760)(B)           --

Inventories                                             2,861        (2,593)             627 (C)          895

Prepayments and other current assets                    1,033          (812)           5,500 (D)        5,721
                                                     --------     ---------        ---------        ---------

Total Current Assets                                   13,598        (6,269)          12,913           20,242


Property and equipment at cost less
    accumulated depreciation                            4,068        (3,363)                              705

Patent costs and licensed technology at
    cost less accumulated amortization                  1,609                                           1,609

Other assets                                              113                                             113
                                                     --------     ---------        ---------        ---------

TOTAL ASSETS                                         $ 19,388        (9,632)          12,913           22,669
                                                     ========     =========        =========        =========

                                    AMBI INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                             (Dollars in thousands)
                                   (Unaudited)


                                                                             Aplin &          Pro Forma
                                                         Reported            Barrett         Adjustments      Pro Forma
                                                         --------            -------         -----------      ---------
LIABILITIES, REDEEMABLE PREFERRED
STOCK AND STOCKHOLDERS' EQUITY

Current Liabilities:
Current portion of notes payable and lease obligation    $     175                                (94)(E)        81
Accounts payable and accrued expenses                        2,222              (952)                         1,270
Other liabilities                                               83               (67)           3,047 (F)     3,063
Dividends payable                                              326                                              326
Taxes payable                                                  299              (307)              --            (8)
                                                         ---------           -------         --------      --------

Total current liabilities                                    3,105            (1,326)           2,953         4,732

Notes payable and lease obligation                             894                               (493)(E)       401
Long term loan                                               2,000                                            2,000
Deferred taxes payable                                         353              (353)              --            --
                                                         ---------           -------         --------      --------

TOTAL LIABILITIES                                            6,352            (1,679)           2,460         7,133

REDEEMABLE PREFERRED STOCK                                   1,500                --               -- (G)     1,500
                                                         ---------           -------         --------      --------

STOCKHOLDERS' EQUITY

Preferred stock
Common stock                                                   104                --                            104
Treasury stock                                                                                 (6,353)(H)    (6,353)
Additional paid-in capital                                  51,674            (8,158)           8,158 (I)    51,674
Accumulated deficit                                        (39,658)             (379)           8,648 (J)   (31,389)
Currency translation adjustment                               (584)              584                0             0
TOTAL STOCKHOLDERS' EQUITY                                  11,536            (7,953)          10,453        14,036
                                                         ---------           -------         --------      --------

TOTAL LIABILITIES, REDEEMABLE PREFERRED
STOCK AND STOCKHOLDERS' EQUITY                           $  19,388            (9,632)          12,913        22,669
                                                         =========           =======         ========      ========

                                       P-3

                                    AMBI INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1996
                 (Dollars in thousands except per share amounts)
                                   (Unaudited)



                                                                               Aplin &
                                                              Reported         Barrett              Pro Forma
                                                             ----------        --------             ---------
Net Sales                                                    $    4,235          (2,717)                1,518
Other Operating Revenues                                            131             (11)                  120
                                                             ----------        --------             ---------

TOTAL REVENUES                                                    4,366          (2,728)                1,638
Cost of Sales                                                    (2,489)          1,491                  (998)
                                                             ----------        --------             ---------

Gross Profit                                                      1,877          (1,237)                  640

Selling, General & Administrative Expenses                       (4,605)            533                (4,072)
Research Costs                                                   (1,400)            220                (1,180)
Depreciation and Amortization                                      (242)            117                  (125)
                                                             ----------        --------             ---------

OPERATING LOSS                                                   (4,370)           (367)               (4,737)

Interest Income                                                      67              (8)                   59
Interest Expense                                                    (37)             17                   (20)
                                                             ----------        --------             ---------

(LOSS)/INCOME BEFORE TAX EXPENSE                                 (4,340)           (358)                (4698)
Tax Expense                                                         (45)             43                    (2)
                                                             ----------        --------             ---------

NET (LOSS)/INCOME                                            $   (4,385)           (315)            $   (4700)

Preferred stock dividends                                           (94)                                  (94)

Net (Loss)/Income attributable to common stock               $   (4,479)                                (4794)

(Loss)/Earnings per share (K)                                $    (0.22)                (K)         $   (0.26)

                                  AMBI INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JUNE 30, 1996
               (Dollars in thousands except per share amounts)




                                                                     Aplin &
                                                         Reported    Barrett            Pro Forma
                                                         --------    --------           ---------
Net Sales                                                $  14,157    (12,614)             1,543

Other Operating Revenues                                     1,865        (77)             1,788
                                                         ---------   --------            -------

TOTAL REVENUES                                              16,022    (12,691)             3,331
Cost of Sales                                               (6,353)     5,114             (1,239)
                                                         ---------   --------            -------

Gross Profit                                                 9,669     (7,577)             2,092

Selling, General & Administrative Expenses                 (11,177)     2,878             (8,299)
Research Costs                                              (2,294)       716             (1,578)
Depreciation and Amortization                                 (819)       396               (423)
                                                         ---------   --------            -------

OPERATING LOSS                                              (4,621)    (3,587)            (8,208)

Foreign exchange gain/loss                                       3         (3)                --

Interest Income                                                317        (26)               291

Interest Expense                                              (133)        65                (68)
                                                         ---------   --------            -------

(LOSS)/INCOME BEFORE TAX EXPENSE                            (4,434)    (3,551)             (7985)
Tax Expense                                                   (285)       267                (18)
                                                         ---------   --------            -------

NET LOSS/(INCOME)                                        $  (4,719)    (3,284)             (8003)
                                                                                         -------

Preferred stock dividends                                     (502)                         (502)

Conversion discount on preferred stock                      (1,343)                       (1,343)
                                                         ---------                       -------

Net loss/income attributable to common stock                (6,564)    (3,284)            (9,848)
                                                         ---------                       -------

Loss per share                                           $   (0.34)            (L)       $ (0.59)
                                                         ---------                       -------

                                    AMBI INC.
                    NOTES TO PRO FORMA FINANCIAL INFORMATION

A $8 million in cash received upon completion of sale, as well as A&B remaining cash balance transferred through the intercompany account, less amounts used to pay off equipment lease (see note E).

B Elimination of intercompany balance through the transfer of cash of $1,133 thousand, and inventories of $627 thousand.

C    Nisin pharmaceutical inventory transferred through intercompany account.

D    $5.5 million receivable from BP for remainder of purchase price.

E    Reflects AMBI's pay off of lease on A&B equipment.

F    Reflects reserve accrual for expenses related to divestiture of A&B.

G Preferred stock is to be redeemed on the Second Closing Date for $1.5 million.


H Treasury Stock received, 2.42 million shares valued at $2.625 per share (quoted market price as of the effective date of agreement).


I    To properly state the legal capital of AMBI.


J Reflects gain on sale, no tax expense is being accrued because gain on sale is expected to be offset by operating losses and net operating loss carryforwards of $11.2 million, (See Note 13, June 30, 1996 10-K). Gain on sale in original 8-K filing was $38 thousand, while the revised gain on sale is $8,648 thousand. The revision is due to an error in computing the cost basis of A&B and a revision in the estimated amounts used in calculating the gain. The original computation computed the gain using the initial investment in A&B as opposed to the current book value of A&B. The computation also did not properly account for the intercompany balance. The increase in the reserve for anticipated expenses is based on better estimates of such expenses. A reconciliation between the two reported gains is provided below.



                                                     Original
                                                    Form 8-K            Form 8-K/A2              Difference
Description
Cash & receivables                                   $13,500              $13,500                     -
Common shares redeemed                                 6,353                6,353                     -

                                                     -------              -------                     -
Total sales price                                     19,853               19,853                     -
                                                     -------              -------

Less:
Cost basis in A&B                                   (16,487)                 -                     16,487
Amounts  allocated to satisfy  intercompany
balances                                             (2,302)                 -                      2,302
Net book value at date of sale                                            (8,158)                  (8,158)
Reserve for anticipated expenses                     (1,026)              (3,047)                  (2,021)
                                                 ================    ===================      ==================
Gain on sale                                             38                8,648                    8,610
                                                 ================    ===================      ==================



     The gain on the sale of A&B has not been included in the pro forma statement of operations due to its non-recurring nature.



K Pro Forma net income per share calculated on the basis of a weighted average of 20.6 million shares outstanding less 2.42 million shares of treasury stock.



L Pro Forma net loss per share calculated on the basis of a weighted average of 19.1 million shares outstanding less 2.42 million shares of treasury stock.